Share Capital - Schedule of Regulatory Capital and Ratios (Detail) - CAD ($) $ in Millions	Apr. 30, 2021	Oct. 31, 2020
Disclosure of Basel III captial disclosure [line items]
Common Equity Tier 1 (CET1) capital	$ 31,915	$ 30,876
Tier 1 capital	35,759	34,775
Total capital	41,826	40,969
Total risk-weighted assets (RWA)	$ 257,997	$ 254,871
CET1 ratio	12.40%	12.10%
Tier 1 capital ratio	13.90%	13.60%
Total capital ratio	16.20%	16.10%
Leverage ratio exposure	$ 767,391	$ 741,760
Leverage ratio	4.70%	4.70%